Exhibit (c)(3)

Synutra International Inc. D ISCUSSION MATER IALS FOR THE SPEC IAL COMMITTEE SEPT EMBER 8 , 2 0 1 6 | CONFIDENT IAL | D R AF T -PREL IMINARY-SUBJECT TO FURTHER R EVIEW Note: This English language version is a translation of a Chinese language version that was presented to the Special Committee.

Confidential – Preliminary Draft – Subject to Table of Contents Further Review 2 Page 1. Summary of Changes Since June 3, 2016 3 2. Situation Overview 7 3. Selected Public Market Observations 10 4. Transaction Overview 14 5. Financial Information and Analysis 18 6. Appendices 28 Additional Financial Data 29

Confidential – Preliminary Draft – Subject to Further Review Page 1. Summary of Changes Since June 3, 2016 3 2. Situation Overview 7 3. Selected Public Market Observations 10 4. Transaction Overview 14 5. Financial Information and Analysis 18 6. Appendices 28

Confidential – Preliminary Draft – Subject to Financial Analyses – Changes Summary Further Review Valuation Date June 3, 2016 September 2, 2016 Selected Companies Method (LTM) Metrics Capitalized Prior Presentation contained Illustrative Market Approach Sensitives for informational purposes, which exhibited implied per share values based on EBITDA of $64.2 million and EV / EBITDA multiples of 4.0x to 12.0x EBITDA Multiples Selected 8.0x – 10.0x EBITDA Utilized $60.1 million Median LTM Multiples 11.7x Implied Per Share Value Reference Range $4.17 - $6.29 Selected Companies Method (NFY 2017E) Metrics Capitalized Prior Presentation contained Illustrative Market Approach Sensitives for informational purposes, which exhibited implied per share values based on EBITDA of $78.8 million and EV / EBITDA multiples of 4.0x to 12.0x EBITDA Multiples Selected 7.0x – 9.0x EBITDA Utilized $64.4 million Median NFY 2017E Multiples 10.1x Implied Per Share Value Reference Range $3.64 - $5.91 Selected Companies Method (NFY+1 2018E) Metrics Capitalized Prior Presentation contained Illustrative Market Approach Sensitives for informational purposes, which exhibited implied per share values based on EBITDA of $90.1 million and EV / EBITDA multiples of 4.0x to 12.0x EBITDA Multiples Selected 5.5x – 7.5x EBITDA Utilized $78.4 million Median NFY+1 2018E Multiples 9.2x Implied Per Share Value Reference Range $3.30 - $6.07 Notes: EBITDA refers to Earnings Before Interest, Taxes, Depreciation & Amortization E refers to Estimated EV refers to enterprise value, which equals equity market value + debt outstanding + preferred stock + minority interests – cash, cash equivalents and restricted cash LTM refers to the most recently completed 12-month period for which financial information has been made public NFY refers to fiscal year 2017 projected financials provided by Company management; NFY+1 refers to fiscal year 2018 projected financials provided by Company management 4

Confidential – Preliminary Draft – Subject to Financial Analyses – Changes Summary Further Review Valuation Date June 3, 2016 September 2, 2016 Selected Transactions Method (LTM) Metrics Capitalized Approach not utilized in prior presentation EBITDA Multiples Selected 8.5x – 10.5x EBITDA Utilized $60.1 million Median Multiples 10.5x Implied Per Share Value Reference Range $4.70 - $6.82 Discounted Cash Flow Analysis Discount Rate Range Prior presentation contained Illustrative Discounted Cash Flow Sensitivities for informational purposes, which exhibited implied per share values based on illustrative discount rate range of 10.0% to 20.0% and illustrative perpetuity growth rates of 1.0% to 5.0% 12.0% – 15.0% Gordon Growth Rate 2.0% – 4.0% Implied Per Share Value Reference Range $4.03 - $9.62 Notes: EBITDA refers to Earnings Before Interest, Taxes, Depreciation & Amortization E refers to Estimated LTM refers to the most recently completed 12-month period for which financial information has been made public 5

Confidential – Preliminary Draft – Subject to Financial Projections – Changes Summary Further Review Company management provided new financial projections updated to reflect Company performance through June 30, 2016, whereas the prior set of projections were prepared on May 19, 2016. Source: Company management Notes: 1. New Products from Food Segment primarily include liquid milk products 2. New Products from Nutritional Supplement and Others include whole milk powder and high oil whey powder and other non-dairy products EBITDA refers to Earnings Before Interest, Taxes, Depreciation & Amortization EBIT refers to Earnings Before Interest and Taxes 6 (dollars in millions) Current Previous Difference ($) Difference (%) FY2017 FY2018 FY2019 FY2020 FY2017 FY2018 FY2019 FY2020 FY2017 FY2018 FY2019 FY2020 FY2017 FY2018 FY2019 FY2020 Food Segment (Existing Products) $360.3 $420.8 $433.7 $495.5 $364.8 $408.6 $448.0 $499.5 ($4.5) $12.2 ($14.3) ($3.9) (1.2%) 3.0% (3.2%) (0.8%) Food Segment (New Products)1 49.4 159.6 329.6 424.6 69.3 163.7 324.7 407.0 (19.9) (4.1) 4.9 17.6 (28.7%) (2.5%) 1.5% 4.3% Nutritional Supplement and Others (Existing Products) 19.4 29.1 32.0 33.6 34.5 37.9 39.8 41.8 (15.1) (8.8) (7.8) (8.2) (43.7%) (23.2%) (19.6%) (19.6%) Nutritional Supplement and Others (New Products)2 27.5 74.5 82.1 84.1 49.0 80.2 82.5 78.5 (21.6) (5.6) (0.4) 5.6 (44.0%) (7.0%) (0.5%) 7.2% Net Sales $456.6 $684.1 $877.5 $1,037.9 $517.6 $690.4 $895.1 $1,026.8 ($61.0) ($6.3) ($17.6) $11.2 (11.8%) (0.9%) (2.0%) 1.1% Growth % 25.1% 49.8% 28.3% 18.3% 41.8% 33.4% 29.6% 14.7% Cost of Sales (282.2) (471.1) (643.8) (757.7) (325.5) (465.8) (642.6) (744.9) 43.4 (5.3) (1.2) (12.7) (13.3%) 1.1% 0.2% 1.7% Gross Profit $174.4 $213.0 $233.7 $280.3 $192.1 $224.6 $252.5 $281.8 ($17.7) ($11.6) ($18.8) ($1.6) (9.2%) (5.2%) (7.5%) (0.6%) Margin % 38.2% 31.1% 26.6% 27.0% 37.1% 32.5% 28.2% 27.4% Selling and Marketing Expenses (101.4) (125.9) (131.6) (148.0) (106.6) (124.8) (133.9) (139.4) 5.2 (1.0) 2.3 (8.6) (4.8%) 0.8% (1.7%) 6.2% General and Administrative Expenses (31.1) (33.6) (33.7) (36.1) (29.9) (35.4) (36.4) (38.0) (1.2) 1.8 2.8 2.0 4.1% (5.1%) (7.6%) (5.2%) Depreciation & Amortization 22.5 25.0 25.0 25.0 23.2 25.8 25.8 25.8 (0.7) (0.8) (0.8) (0.8) (3.0%) (3.2%) (3.2%) (3.2%) EBITDA $64.4 $78.4 $93.4 $121.1 $78.8 $90.1 $108.0 $130.2 ($14.4) ($11.7) ($14.6) ($9.1) (18.3%) (13.0%) (13.5%) (7.0%) Margin % 14.1% 11.5% 10.6% 11.7% 15.2% 13.1% 12.1% 12.7% Growth % -0.7% 21.8% 19.1% 29.7% 22.8% 14.4% 19.8% 20.6% Depreciation & Amortization (22.5) (25.0) (25.0) (25.0) (23.2) (25.8) (25.8) (25.8) 0.7 0.8 0.8 0.8 (3.0%) (3.2%) (3.2%) (3.2%) EBIT $41.9 $53.4 $68.4 $96.2 $55.6 $64.3 $82.2 $104.4 ($13.7) ($10.9) ($13.8) ($8.3) (24.7%) (16.9%) (16.8%) (7.9%) Margin % 9.2% 7.8% 7.8% 9.3% 10.7% 9.3% 9.2% 10.2% USD/RMB 6.77 6.84 6.85 6.66 6.69 6.79 6.97 6.98 0.1 0.1 (0.1) (0.3) 1.2% 0.8% (1.8%) (4.6%)

Confidential – Preliminary Draft – Subject to Further Review Page 1. Summary of Changes Since June 3, 2016 3 2. Situation Overview 7 3. Selected Public Market Observations 10 4. Transaction Overview 14 5. Financial Information and Analysis 18 6. Appendices 28

Confidential – Preliminary Draft – Subject to Summary of Market Check Process Further Review Notes: 1. As directed and approved by Special Committee At the request of the Special Committee, Houlihan Lokey began soliciting third party interest on July 21, 2016 The Special Committee authorized Houlihan Lokey to contact 25 potential bidders (13 strategic, 12 financial)1 Houlihan Lokey contacted and/or distributed invitation/process letters to all the approved strategic and financial bidders Of the 25 potential bidders Houlihan Lokey contacted, no party indicated preliminary interest or entered into a confidentiality agreement; 8 parties were not responsive and 17 parties declined The following is a summary of the market check process that ended on August 24, 2016 Status Strategic Bidders Financial Bidders Total Contacted 13 12 25 Indicated Interest 0 0 0 Non-Responsive 5 3 8 Declined 8 9 17 8

Confidential – Preliminary Draft – Subject to Company Shareholder Structure Further Review Ownership Structure Ownership Summary Unaffiliated Shareholders 36.5% Buyer Group 63.5% Source: Company filings, Capital IQ Notes: 1. Based on 56.7 million shares outstanding as of 8/9/2016 per Company 10Q filed on 8/9/2016 2. Includes shares directly held by Beams Power Investment Limited, which is beneficially owned by Mr. Zhang’s wife, Ms. Xiuqing Meng Buyer Group Shareholder Common Stock Ownership % Liang Zhang (Chairman and CEO)2 36,000,000 63.5% Unaffiliated Shareholders Common Stock Ownership % Warburg Pincus LLC 4,000,000 7.1% HSBC Global Asset Management (UK) Limited 1,030,628 1.8% BlackRock, Inc. (NYSE: BLK) 718,957 1.3% Yiheng Capital, LLC 406,178 0.7% Putnam LLC 389,500 0.7% State Street Global Advisors, Inc. 259,609 0.5% The Vanguard Group, Inc. 236,974 0.4% Northern Trust Global Investments 215,139 0.4% Geode Capital Management, LLC 146,502 0.3% Other Unaffiliated Shareholders 13,287,200 23.4% Total Unaffiliated Ownership 20,690,687 36.5% Total Common Stock Outstanding1 56,690,687 100.0% 9

Confidential – Preliminary Draft – Subject to Further Review Page 1. Summary of Changes Since June 3, 2016 3 2. Situation Overview 7 3. Selected Public Market Observations 10 4. Transaction Overview 14 5. Financial Information and Analysis 18 6. Appendices 28

Confidential – Preliminary Draft – Subject to Selected Information on Common Stock Further Review Source: Company filings, Capital IQ, NFY and NFY+1 financials per Company management Notes: 1. Based on 56.7 million shares outstanding as of 8/9/2016 per Company 10Q filed on 8/9/2016 2. Refers to short–term loans, long-term loans and capital lease as of 6/30/2016 3. Refers to cash and cash equivalents, and restricted cash as of 6/30/2016; Restricted cash refers to the Company’s cash deposit used as security against letter of credits, bank acceptance bills and short-term loans and long-term loans 4. Refers to receivable from disposal of subsidiaries and long-term loan receivable as of 6/30/2016 5. Refers to non-controlling interest in the subsidiaries, Meitek Technology (Qingdao) Co., Ltd. and Shanghai Precious Care Cosmetic Co., Ltd., that is not directly or indirectly attributable to the Company, as of 6/30/2016 6. Excludes shares held by affiliates of Warburg Pincus LTM refers to the most recently completed 12-month period for which financial information has been made public NFY refers to fiscal year 2017 projected financials provided by Company management; NFY+1 refers to fiscal year 2018 projected financials provided by Company management E refers to estimated EBITDA refers to Earnings Before Interest, Taxes, Depreciation & Amortization (common stock outstanding and dollars in millions, except per share values and where otherwise noted) Public Market Enterprise Value Derivation (Pre-Transaction) Price Per Share as of September 2, 2016 Closing Stock Price September 2, 2016 $3.92 10-Day Average $3.98 Common Stock Outstanding1 56.7 1-Month Average $3.84 Dilutive Shares 0.0 3-Month Average $3.80 Fully Diluted Shares 56.7 6-Month Average $4.32 Market Value of Equity $222.2 52-Week High $6.11 Total Debt2 542.7 52-Week Low $3.26 Cash and Cash Equivalents3 (294.0) Non-Operating Assets4 (8.7) Noncontrolling Interest5 4.2 Pre-Transaction Public Market Enterprise Value $466.4 Implied Multiples Other Market Information Enterprise Value / Net Sales 90-Day Average Daily Trading Volume (in thousands) 68.8 LTM 6/30/16 1.29x Dividend Yield 0.0% NFY 2017E 1.02x Number of Analysts Covering the Company 0 NFY+1 2018E 0.68x Total Public Float 16.7 Enterprise Value / EBITDA % of Total Shares Outstanding6 29.4% LTM 6/30/16 7.8x Top 10 Institutional Holdings 7.5 NFY 2017E 7.2x % of Total Shares Outstanding 13.2% NFY+1 2018E 5.9x % of Total Public Float 45.0% 11

Confidential – Preliminary Draft – Subject to Further Review 4.52% 2.15% 1.32% 1.21% 0.82% 0.77% 0.29% 0.29% 0.18% 0.14% 0.11% 0.05% 0.41% 0.41% 0.94% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 79.7% 77.7% 49.6% 45.3% 43.2% 42.4% 41.8% 37.0% 30.1% 29.6% 27.8% 17.6% 29.4% 41.8% 42.4% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% Float and Trading Information Public Float / Shares Outstanding 90 – Day Average Daily Volume / Public Float Source: Capital IQ, Thomson ONE Notes: As of 9/2/2016 1. Excludes shares held by affiliates of Warburg Pincus 12 1

Confidential – Preliminary Draft – Subject to Further Review 73.0% 27.0% 0.0% 0.0% 0% 10% 20% 30% 40% 50% 60% 70% 80% $3.00 - $4.00 $4.00 - $5.00 $5.00 - $6.00 $6.00 - $7.00 35.2% 39.2% 25.6% 0.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% $3.00 - $4.00 $4.00 - $5.00 $5.00 - $6.00 $6.00 - $7.00 27.4% 46.3% 26.3% 0.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $3.00 - $4.00 $4.00 - $5.00 $5.00 - $6.00 $6.00 - $7.00 20.6% 46.6% 31.6% 1.2% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $3.00 - $4.00 $4.00 - $5.00 $5.00 - $6.00 $6.00 - $7.00 Selected Historical Trading Information Last Twelve Months Last Nine Months Last Six Months Last Three Months Total Volume: 14.7 mm Average VWAP1: $4.58 Total Volume: 11.0 mm Average VWAP1: $4.39 Total Volume: 6.6 mm Average VWAP1: $4.16 Total Volume: 4.3 mm Average VWAP1: $3.80 Source: Capital IQ Notes: As of 9/2/2016 1. Based on average VWAP over the given time period (last 3 months, 6 months, 9 months or 12 months) 13

Confidential – Preliminary Draft – Subject to Further Review Page 1. Summary of Changes Since June 3, 2016 3 2. Situation Overview 7 3. Selected Public Market Observations 10 4. Transaction Overview 14 5. Financial Information and Analysis 18 6. Appendices 28

Confidential – Preliminary Draft – Subject to Transaction Overview Further Review Summary of Proposed Transaction Value Implied Premiums to Historical Stock Trading Prices (dollars and shares in millions, except per share price) (dollar per share) Source: Company filings, Capital IQ, NFY and NFY+1 financials per Company management Notes: 1. Based on 56.7 million shares outstanding as of 8/9/2016 per Company 10Q filed on 8/9/2016 2. Refers to short–term loans, long-term loans and capital lease as of 6/30/2016 3. Refers to cash and cash equivalents, and restricted cash as of 6/30/2016; Restricted cash refers to the Company’s cash deposit used as security against letter of credits, bank acceptance bills and short-term loans and long-term loans 4. Refers to receivable from disposal of subsidiaries and long-term loan receivable as of 6/30/2016 5. Refers to non-controlling interest as of 6/30/2016 LTM refers to the most recently completed 12-month period for which financial information has been made public NFY refers to fiscal year 2017 projected financials provided by Company management; NFY+1 refers to fiscal year 2018 projected financials provided by Company management E refers to estimate EBITDA refers to Earnings Before Interest, Taxes, Depreciation & Amortization Trading Period Implied Premium of Per Share Prior to Announcement Closing Transaction Consideration over (1/14/2016) Stock Price Average Closing Stock Price 1-Day $3.83 54.3% 5-Day Average $3.85 53.7% 10-Day Average $4.10 44.3% 1-Month Average $4.56 29.7% 3-Month Average $4.98 18.6% 6-Month Average $5.25 12.6% 1-Year Average $5.85 0.9% 52-Week High (4/28/15) $7.90 -25.2% 52-Week Low (1/13/16) $3.62 63.3% Proposed Per Shares Share Transaction Security Outstanding1 Consideration Common Stock 56.7 $5.91 Implied Values Implied Common Equity $335.0 Adjustments: Total Debt2 542.7 Cash and Cash Equivalents3 (294.0) Non-Operating Assets4 (8.7) Noncontrolling Interest5 4.2 Implied Enterprise Value $579.2 Implied Transaction Multiples Net Sales Implied Multiple LTM 6/30/16 1.61x NFY 2017E 1.27x NFY+1 2018E 0.85x EBITDA LTM 6/30/16 9.6x NFY 2017E 9.0x NFY+1 2018E 7.4x 15

Confidential – Preliminary Draft – Subject to Further Review 0.000 0.100 0.200 0.300 0.400 0.500 0.600 0.700 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 09/03/13 06/03/14 03/03/15 11/27/15 08/26/16 Closing Stock Price (US$) Daily Volume (MMs) Volume Synutra International Inc. Stock Trading History Stock Price and Volume History 52 Week High (04/28/2015) $7.90 52 Week Low (01/13/2016) $3.62 All Time High (09/09/2008) $52.24 All Time Low (01/13/2016) $3.62 1-week avg. daily volume 170,590 1-month avg. daily volume 82,810 3-month avg. daily volume 63,670 6-month avg. daily volume 77,740 Price & Volume Statistics (Prior to Announcement) Proposed Merger Consideration of US$5.91 Per Share Source: Company filings, Capital IQ 01/14/2016 Synutra received a “going-private” proposal from the Buyer Group 09/02/2015 Chinese authorities issued consultation draft of Measures for The Administration of IMF Products Registration, under which at most five IMF brands could be produced by each licensed factory. In December 2015, number of brands per factory was further reduced to three in the revised Implementation Rules of Food Safety Law 06/08/2016 Chinese authorities officially confirmed that new IMF regulations will be effective starting in January 2018 04/08/2016 Chinese authorities issued new rules to increase tax rates on cross-border ecommerce 16

Confidential – Preliminary Draft – Subject to Further Review 0% 50% 100% 150% 200% 250% Indexed Prices Synutra International Inc. S&P 500 Index Selected Companies Index Relative Stock Performance Indexed Stock Price Performance Over Past 3 Years Source: Capital IQ Notes: 1. The index of Selected Companies includes Ausnutria Dairy Corporation Ltd., Beijing Sanyuan Foods Co., Ltd., Beingmate Baby & Child Food Co., Ltd., Biostime International Holdings Limited (China), Bright Dairy & Food Co., Ltd., Dutch Lady Milk Industries Bhd, Hochdorf Holding AG, Maeil Dairies Co., Ltd., Morinaga Milk Industry Co., Ltd., Nam Yang Dairy Product Co., Ltd, Synlait Milk Limited, Yashili International Holdings Limited S&P 500 Index: +32.9% Selected Companies Index1: -21.5% Synutra International: -22.0% 17

Confidential – Preliminary Draft – Subject to Further Review Page 1. Summary of Changes Since June 3, 2016 3 2. Situation Overview 7 3. Selected Public Market Observations 10 4. Transaction Overview 14 5. Financial Information and Analysis 18 6. Appendices 28

Confidential – Preliminary Draft – Subject to Further Review $4.17 $3.64 $3.30 $4.70 $4.03 $6.29 $5.91 $6.07 $6.82 $9.62 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 (dollars in millions) Selected Companies Analysis Selected Companies Analysis Selected Companies Analysis Selected Transactions Analysis Discounted Cash Flow Analysis 8.0x - 10.0x 7.0x - 9.0x 5.5x - 7.5x 8.5x - 10.5x Discount Rate: LTM Ended 6/30/2016 NFY 2017E NFY+1 2018E LTM Ended 6/30/2016 12.0% - 15.0% EBITDA EBITDA EBITDA EBITDA Perpetual Growth Rate: 2.0% - 4.0% Financial Analyses Summary Notes: No particular weight is attributed to any individual analysis 1. Based on 56.7 million shares outstanding as of 8/9/2016 per Company 10Q filed on 8/9/2016; Cash and cash equivalents, and restricted cash as of 6/30/2016; Restricted cash refers to the Company’s cash deposit used as security against letter of credits, bank acceptance bills and short-term loans and long-term loans; Receivable from disposal of subsidiaries and long-term loan receivable as of 6/30/2016; Short–term loans, long-term loans and capital lease as of 6/30/2016; Non-controlling interest as of 6/30/2016 LTM refers to the most recently completed 12-month period for which financial information has been made public NFY refers to fiscal year 2017 projected financials provided by Company management NFY+1 refers to fiscal year 2018 projected financials provided by Company management EBITDA refers to Earnings Before Interest, Taxes, Depreciation & Amortization A refers to Actual E refers to Estimated Proposed Merger Consideration of US$ 5.91 Per Share Implied Per Share Equity Value Reference Range1 19

Confidential – Preliminary Draft – Subject to Financial Analyses Summary (cont.) Further Review Notes: No particular weight is attributed to any individual analysis 1. Refers to cash and cash equivalents, and restricted cash as of 6/30/2016; Restricted cash refers to the Company’s cash deposit used as security against letter of credits, bank acceptance bills and short-term loans and long-term loans 2. Based on 56.7 million shares outstanding as of 8/9/2016 per Company 10Q filed on 8/9/2016 LTM refers to the most recently completed 12-month period for which financial information has been made public NFY refers to fiscal year 2017 projected financials provided by Company management NFY+1 refers to fiscal year 2018 projected financials provided by Company management EBITDA refers to Earnings Before Interest, Taxes, Depreciation & Amortization A refers to Actual E refers to Estimated 20 (shares outstanding and dollars in millions, except per share values) Selected Companies Selected Companies Selected Companies Selected Transactions Discounted Cash Flow Analysis Analysis Analysis Analysis Analysis LTM Ended 6/30/2016 NFY 2017E NFY+1 2018E LTM Ended 6/30/2016 EBITDA EBITDA EBITDA EBITDA Corresponding Base Amount $60.1 $64.4 $78.4 $60.1 Selected Multiples Range 8.0x — 10.0x 7.0x — 9.0x 5.5x — 7.5x 8.5x — 10.5x Implied Enterprise Value Reference Range $480.6 — $600.8 $450.6 — $579.3 $431.3 — $588.2 $510.7 — $630.8 $472.8 — $789.7 Cash, Cash Equivalents and Restricted Cash as of 6/30/161 $294.0 — $294.0 $294.0 — $294.0 $294.0 — $294.0 $294.0 — $294.0 $294.0 — $294.0 Non-Operating Assets as of 6/30/16 $8.7 — $8.7 $8.7 — $8.7 $8.7 — $8.7 $8.7 — $8.7 $8.7 — $8.7 Implied Total Enterprise Value Reference Range $783.3 — $903.5 $753.3 — $882.0 $734.0 — $890.9 $813.4 — $933.5 $775.5 — $1,092.4 Total Debt as of 6/30/16 ($542.7) — ($542.7) ($542.7) — ($542.7) ($542.7) — ($542.7) ($542.7) — ($542.7) ($542.7) — ($542.7) Noncontrolling Interest as of 6/30/16 ($4.2) — ($4.2) ($4.2) — ($4.2) ($4.2) — ($4.2) ($4.2) — ($4.2) ($4.2) — ($4.2) Implied Total Equity Value Reference Range $236.4 — $356.6 $206.4 — $335.1 $187.1 — $344.0 $266.5 — $386.6 $228.7 — $545.5 Shares Outstanding2 56.7 — 56.7 56.7 — 56.7 56.7 — 56.7 56.7 — 56.7 56.7 — 56.7 Implied Per Share Reference Range $4.17 — $6.29 $3.64 — $5.91 $3.30 — $6.07 $4.70 — $6.82 $4.03 — $9.62

Confidential – Preliminary Draft – Subject to Further Review (dollars in millions) Fiscal Year Ending March 31, LTM Ended Fiscal Year Ending March 31, CAGR 2014 2015 2016 6/30/2016 2017E 2018E 2019E 2020E 2016 to 2020E Food Segment (Existing Products) $314.4 $386.9 $328.6 $360.3 $420.8 $433.7 $495.5 Food Segment (New Products)1 - - - 49.4 159.6 329.6 424.6 Nutritional Supplement and Others (Existing Products) 56.1 27.1 36.4 19.4 29.1 32.0 33.6 Nutritional Supplement and Others (New Products)2 - - - 27.5 74.5 82.1 84.1 Net Sales $370.5 $413.9 $365.0 $360.6 $456.6 $684.1 $877.5 $1,037.9 29.9% Growth % 39.4% 11.7% -11.8% 25.1% 49.8% 28.3% 18.3% Cost of Sales (217.0) (224.4) (188.2) (191.7) (282.2) (471.1) (643.8) (757.7) Gross Profit $153.5 $189.6 $176.8 $168.9 $174.4 $213.0 $233.7 $280.3 12.2% Existing Products 153.5 189.6 176.8 185.0 215.1 223.5 256.5 New Products - - - (10.5) (2.2) 10.1 23.7 Margin % 41.4% 45.8% 48.4% 46.8% 38.2% 31.1% 26.6% 27.0% Selling and Marketing Expenses (86.6) (97.8) (94.4) (90.2) (101.4) (125.9) (131.6) (148.0) General and Administrative Expenses3 (24.6) (27.4) (27.1) (28.2) (31.1) (33.6) (33.7) (36.1) Depreciation & Amortization 15.4 15.2 9.5 9.6 22.5 25.0 25.0 25.0 EBITDA $57.7 $79.5 $64.8 $60.1 $64.4 $78.4 $93.4 $121.1 16.9% Existing Products 57.7 79.5 64.8 83.0 91.8 95.0 110.2 New Products 0.0 0.0 0.0 (18.6) (13.4) (1.6) 10.9 Margin % 15.6% 19.2% 17.8% 16.7% 14.1% 11.5% 10.6% 11.7% Growth % NMF 37.9% -18.5% -0.7% 21.8% 19.1% 29.7% Selected Historical and Projected Financial Information Source: Company filings, Company management, Capital IQ Notes: 1. New Products from Food Segment primarily include liquid milk products 2. New Products from Nutritional Supplement and Others include whole milk powder and high oil whey powder and other non-dairy products 3. Historical General and Administrative Expenses includes government subsidies received by the Company of less than $1 million per year each year. Projected General and Administrative Expenses do not include government subsidies, as estimates of subsides were not made available CAGR refers to Compound Annual Growth Rate Converted all RMB-denominated projections into USD at the exchange rate of forward exchange rate with mid year adjustment LTM refers to the most recently completed 12-month period for which financial information has been made public E refers to estimated EBITDA refers to Earnings Before Interest, Taxes, Depreciation & Amortization EBIT refers to Earnings Before Interest and Taxes Maintenance Capital Expenditure $16.5 $15.8 $9.0 $12.7 $15.0 $15.0 $15.0 $15.0 New French Manufacturing Facility 13.1 71.5 102.9 76.3 29.7 - - - Total Capital Expenditures $29.6 $87.3 $111.9 $89.0 $44.7 $15.0 $15.0 $15.0 21

Confidential – Preliminary Draft – Subject to Selected Companies Trading Statistics Further Review Notes: The footnotes are presented on the next page 22 (dollars and shares in millions, except per share values) Enterprise Value / Adjusted EBITDA3 Stock Price Equity1 Enterprise2 LTM NFY NFY+1 Company Ticker (09/02/2016) Value Value (x) (x) (x) Biostime International SEHK:1112 $2.90 $1,861 $2,535 13.7x 10.7x 10.2x Morinaga Milk Industry TSE:2264 $6.48 $1,608 $2,491 7.4x 7.4x 7.1x Bright Dairy & Food SHSE:600597 $2.14 $2,614 $2,667 9.7x 12.2x 11.0x Beingmate Baby & Child Food SZSE:002570 $1.78 $1,823 $1,821 NMF NMF NMF Beijing Sanyuan Foods SHSE:600429 $1.22 $1,834 $1,485 NMF NMF NMF Yashili International SEHK:1230 $0.25 $1,193 $806 NMF NMF 13.6x Dutch Lady Milk Industries KLSE:DLADY $15.40 $985 $953 19.0x 16.8x NA Maeil Dairies KOSDAQ:A005990 $33.43 $471 $569 7.6x 6.7x 6.2x Ausnutria Dairy Corporation SEHK:1717 $0.44 $544 $618 17.2x NA NA Synlait Milk NZSE:SML $2.71 $397 $610 13.2x 9.4x 8.9x Hochdorf SWX:HOCN $238.23 $336 $401 11.7x 10.9x 9.2x Nam Yang Dairy Product KOSE:A003920 $635.48 $432 $212 3.3x 3.7x NA Overall Mean 11.4x 9.7x 9.4x Median 11.7x 10.1x 9.2x High 19.0x 16.8x 13.6x Low 3.3x 3.7x 6.2x At 09/02/2016 Closing Stock Price Synutra International Inc. Nasdaq:SYUT $3.92 $222 $466 7.8x 7.2x 5.9x Offer Synutra International Inc. Nasdaq:SYUT $5.91 $335 $579 9.6x 9.0x 7.4x

Confidential – Preliminary Draft – Subject to Selected Companies Trading Statistics (cont.) Further Review Sources: Public filings, Bloomberg, Capital IQ, analyst reports, NFY and NFY+1 financials for Synutra per Company management Notes: 1. Equity Market Value refers to share price * (common ADS or shares outstanding + options and warrants per the treasury stock method) 2. Enterprise Value refers to equity market value + debt outstanding + preferred stock + minority interests – cash and short term investment 3. Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation & Amortization, which has been adjusted for certain non-recurring items for Ausnutria Dairy Corporation Ltd., Beijing Sanyuan Foods Co., Ltd., Biostime International Holdings Limited (China), Bright Dairy & Food Co., Ltd., Dutch Lady Milk Industries Bhd, Hochdorf Holding AG, Maeil Dairies Co., Ltd., Morinaga Milk Industry Co., Ltd., Yashili International Holdings Limited. Multiples based on forward-looking financial information have been calendarized to the Company’s fiscal year end of March 31 LTM refers to the most recently completed 12-month period for which financial information has been made public NFY refers to fiscal year 2017 projected financials provided by Company management for the Company and next fiscal year for which financial information has not been made public for the Selected Companies NFY+1 refers to fiscal year 2018 projected financials provided by Company management for the Company and the year following NFY for the Selected Companies NA refers to not available figure NMF refers to not meaningful figure No company used in this analysis for comparative purposes is identical to the Company. 23

Confidential – Preliminary Draft – Subject to Further Review 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x Indexed Prices Synutra International Inc. Selected Companies Index Five-Year Relative EV / EBITDA Multiples Source: Capital IQ Notes: Multiples shown above are sourced from Capital IQ; as such, certain multiples may differ slightly from figures shown on other pages due to differences in EBITDA adjustments 1. As of 9/2/2016 2. Represents median EV/EBITDA multiple of selected companies: Ausnutria Dairy Corporation Ltd., Beijing Sanyuan Foods Co., Ltd., Beingmate Baby & Child Food Co., Ltd., Biostime International Holdings Limited (China), Bright Dairy & Food Co., Ltd., Dutch Lady Milk Industries Bhd, Hochdorf Holding AG, Maeil Dairies Co., Ltd., Morinaga Milk Industry Co., Ltd., Nam Yang Dairy Product Co., Ltd, Synlait Milk Limited, Yashili International Holdings Limited 3. Calculated by taking the average of 3 years and 5 years LTM multiples, excluding negative or not meaningful figures EBITDA refers to Earnings Before Interest, Taxes, Depreciation & Amortization EV refers to enterprise value LTM refers to the most recently completed 12-month period for which financial information has been made public Synutra International Inc. Index of Selected Companies2 1/14/2016 Current1 3-Year Average3 5-Year Average3 5.3x 7.9x 7.8x 8.7x 10.7x 11.9x 11.4x 10.2x Synutra’s EBITDA was negative or nonmeaningful Synutra’s EBITDA was negative 24

Confidential – Preliminary Draft – Subject to Selected Transactions Statistics Further Review Source: Capital IQ, Mergermarket, public filings Based on reported metric for the most recent LTM period prior to the announcement of the transaction NA refers to not available figure NMF refers to not meaningful figure Implied EV refers to implied enterprise value of target company, based on the announced transaction equity price and other public information available at the time of the announcement Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation & Amortization, which has been adjusted for certain non-recurring items for Oushi Mengniu (Inner Mongolia) Dairy Products No transaction used in this analysis for comparative purposes is identical to the Transaction and no company used in this analysis for comparative purposes is identical to the Company. (dollars in millions) Announcement % Implied Implied EV / Implied EV / Adjusted EBITDA Date Target Acquiror Sought EV Revenue Adjusted EBITDA Margin % 03/03/2016 Engro Foods Limited Frieslandcampina International Holding B.V. 51.0% $930.7 2.0x 14.1x 13.9% 12/30/2015 China Dairy Group Ltd. Huaguo Liu (Chairman); Jinji Wang (Director) 51.7% 73.2 0.3x 8.4x 3.3% 09/21/2015 Oushi Mengniu (Inner Mongolia) Dairy Products Yashili International Group Limited 100.0% 210.0 1.9x 10.2x 18.5% 07/24/2015 Dumex Baby Food Co., Ltd. Yashili International Group Limited 100.0% 164.6 0.8x NMF -17.6% 04/18/2015 Dunhua Meilijian Dairy Co., Ltd. Beingmate Baby & Child Food Co., Ltd. 65.0% 42.4 2.2x 13.2x 16.8% 06/16/2014 Zhangjiakou Chahaer Dairy Co., Ltd. Rightcom Co., Ltd. 100.0% 28.1 NA NA NA 12/31/2013 Adimil (Changsha) Nutrition Products Limited Biostime Inc.; Biostime (Guangzhou) Health Products 100.0% 57.8 NA NA NA 06/18/2013 Yashili International Holdings Limited China Mengniu Dairy Co. Ltd. 89.8% 1,218.6 1.8x 9.9x 18.2% 10/03/2012 Feihe International, Inc. Morgan Stanley Private Equity Asia Limited 58.7% 275.1 1.0x 10.6x 9.3% 06/15/2012 New Zealand Dairies Limited (nka:Ex NZDL Limited) Fonterra Co-Operative Group Ltd. 100.0% 38.2 NA NA NA 04/23/2012 Pfizer Nutrition Inc. Nestlé S.A. 100.0% 11,850.0 4.9x 19.8x 25.0% 02/24/2012 Nutricion para el Conosur S.A Mead Johnson Nutrition Company 80.0% 244.2 3.5x NA NA 08/02/2011 Wockhardt Ltd., Nutritional Business G&K Baby Care Private Limited 100.0% 144.6 2.0x NA NA 03/29/2011 Hyproca Dairy Group B.V. (nka:Ausnutria Hyproca B.V.) Ausnutria Dairy Corporation Ltd. 51.0% 46.0 0.9x 10.3x 9.0% 03/03/2011 Laticínios Vale do Taquari Ltda. Tangará Foods S.A. 100.0% 33.2 NA NA NA Mean 1.9x 12.1x 10.7% Median 1.9x 10.5x 13.9% High 4.9x 19.8x 25.0% Low 0.3x 8.4x -17.6% 01/15/2016 Synutra International Inc. Liang Zhang (Chairman) 36.5% $579.2 1.6x 9.6x 16.7% 25

Confidential – Preliminary Draft – Subject to Discounted Cash Flow Analysis1 Further Review Notes: The footnotes are presented on the next page 26 (dollars in millions, except per share values) Projected FYE March 31, 2017E 2 2018E 2019E 2020E Terminal Value Assumptions3 Implied 2020E EBITDA Net Sales $262.7 $684.1 $877.5 $1,037.9 Net Sales $1,037.9 Terminal Multiple6 Growth % 25.1% 49.8% 28.3% 18.3% Discount Rate 2.0% 3.0% 4.0% 12.00% 6.8x 7.6x 8.7x Cost of Sales (162.3) (471.1) (643.8) (757.7) Cost of Sales (747.7) 12.75% 6.4x 7.1x 8.0x Selling and Marketing Expenses (58.4) (125.9) (131.6) (148.0) Selling and Marketing Expenses (148.0) 13.50% 6.0x 6.6x 7.4x General and Administrative Expenses (17.9) (33.6) (33.7) (36.1) General and Administrative Expenses (36.1) 14.25% 5.6x 6.2x 6.8x Depreciation & Amortization 12.9 25.0 25.0 25.0 Depreciation & Amortization 15.0 15.00% 5.3x 5.8x 6.4x EBITDA $37.0 $78.4 $93.4 $121.1 EBITDA $121.1 Margin % 14.1% 11.5% 10.6% 11.7% Margin % 11.7% Depreciation & Amortization (12.9) (25.0) (25.0) (25.0) Depreciation & Amortization (15.0) PV of Terminal Value EBIT $24.1 $53.4 $68.4 $96.2 EBIT $106.1 as a % of Enterprise Value Taxes4 (6.0) (13.4) (17.1) (24.0) Taxes4 (26.5) Discount Rate 2.0% 3.0% 4.0% Unlevered Earnings $18.1 $40.1 $51.3 $72.1 Unlevered Earnings $79.6 12.00% 86.2% 87.6% 88.9% Depreciation & Amortization 12.9 25.0 25.0 25.0 Depreciation & Amortization 15.0 12.75% 85.3% 86.6% 87.9% Capital Expenditures (25.7) (15.0) (15.0) (15.0) Capital Expenditures (15.0) 13.50% 84.4% 85.7% 87.0% Change in Net Working Capital (15.4) (16.9) (31.3) (18.9) Change in Net Working Capital5 (3.1) 14.25% 83.5% 84.8% 86.0% Unlevered Free Cash Flows ($10.1) $33.1 $29.9 $63.2 Unlevered Free Cash Flow s $76.5 15.00% 82.6% 83.8% 85.1% Present Value PV of Terminal Value Based of Cash Flows on Perpetual Growth Rate for Implied Enterprise Value Implied Total Equity Value Implied Equity Value Per Share8 Discount Rate (2017 - 2020) 2020 Unlevered Free Cash Flow 2.0% 3.0% 4.0% 2.0% 3.0% 4.0% 2.0% 3.0% 4.0% 2.0% 3.0% 4.0% 12.00% $87.8 $550.7 $617.9 $701.8 $638.5 $705.7 $789.7 $244.2 $394.3 $461.5 $545.5 $6.96 $8.14 $9.62 12.75% $86.4 $501.8 $558.7 $628.6 $588.2 $645.1 $715.0 $244.2 $344.1 $401.0 $470.9 $6.07 $7.07 $8.31 13.50% $85.0 + $459.7 $508.4 $567.3 = $544.7 $593.4 $652.3 - $244.2 = $300.5 $349.2 $408.2 = $5.30 $6.16 $7.20 14.25% $83.6 $422.9 $465.0 $515.3 $506.5 $548.6 $598.9 $244.2 $262.3 $304.4 $354.7 $4.63 $5.37 $6.26 15.00% $82.3 $390.5 $427.2 $470.6 $472.8 $509.5 $552.9 $244.2 $228.7 $265.4 $308.7 $4.03 $4.68 $5.45 Net Debt and Other7

Confidential – Preliminary Draft – Subject to Discounted Cash Flow Analysis1 (cont.) Further Review Source: Based on projections provided by Company management Notes: 1. Present values as of 9/2/2016 2. Represents a 6.9 month stub period with valuation date as of 9/2/2016 3. Terminal capital expenditures and depreciation and amortization are assumed to be equal into perpetuity 4. Applies normalized tax rate at 25% per Company management 5. Change in net working capital in the terminal year is calculated as change in net working capital in FY2020 * midpoint of perpetual growth rate / net sales growth rate in FY2020 6. Implied from 12.0% - 15.0% discount rate and 2.0% - 4.0% perpetual growth rate applied to 2020 EBITDA 7. As of 6/30/2016, includes short–term loans, long-term loans, capital lease, non-controlling interest, receivable from disposals of subsidiaries, long-term loan receivable, cash and cash equivalents, and restricted cash 8. Based on 56.7 million shares outstanding as of 8/9/2016 per Company 10Q filed on 8/9/2016 E refers to estimated EBITDA refers to Earnings before Interest, Taxes, Depreciation and Amortization EBIT refers to Earnings before Interest and Taxes PV refers to Present Value 27

Confidential – Preliminary Draft – Subject to Further Review Page 1. Summary of Changes Since June 3, 2016 3 2. Situation Overview 7 3. Selected Public Market Observations 10 4. Transaction Overview 14 5. Financial Information and Analysis 18 6. Appendices 28 Additional Financial Data 29

Confidential – Preliminary Draft – Subject to Further Review Page 1. Summary of Changes Since June 3, 2016 3 2. Situation Overview 7 3. Selected Public Market Observations 10 4. Transaction Overview 14 5. Financial Information and Analysis 18 6. Appendices 28 Additional Financial Data 29

Confidential – Preliminary Draft – Subject to Industry Benchmarking Further Review Source: Public filings, Capital IQ Notes: 1. Enterprise value based on public trading prices of common ADS or common stock, as applicable, as of 9/2/2016 No company used in this analysis for comparative purposes is identical to the Company EV refers to Enterprise Value Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation & Amortization, which has been adjusted for certain non-recurring items for Ausnutria Dairy Corporation Ltd., Beijing Sanyuan Foods Co., Ltd., Biostime International Holdings Limited (China), Bright Dairy & Food Co., Ltd., Dutch Lady Milk Industries Bhd, Hochdorf Holding AG, Maeil Dairies Co., Ltd., Morinaga Milk Industry Co., Ltd., Yashili International Holdings Limited.. Current Ratio refers current assets divided by current liabilities LTM refers to the most recently completed 12-month period for which financial information has been made public Size (LTM Revenue, millions) Name Value Morinaga Milk Industry Co., Ltd. $5,738.3 Bright Dairy & Food Co., Ltd $2,523.7 Maeil Dairies Co., Ltd. $1,434.3 Nam Yang Dairy Product Co., Ltd. $1,098.0 Biostime International Holdings Limited (China) $877.8 Beijing Sanyuan Foods Co., Ltd. $688.9 Beingmate Baby & Child Food Co., Ltd. $617.0 Hochdorf Holding AG $546.0 Yashili International Holdings Limited $365.7 Ausnutria Dairy Corporation Ltd. $365.6 Synutra International Inc. $360.6 Synlait Milk Limited $337.7 Dutch Lady Milk Industries Bhd $250.4 Size1 (Enterprise Value as of 9/2/16, millions) Name Value Bright Dairy & Food Co., Ltd $2,667.4 Biostime International Holdings Limited (China) $2,535.0 Morinaga Milk Industry Co., Ltd. $2,490.9 Beingmate Baby & Child Food Co., Ltd. $1,820.9 Beijing Sanyuan Foods Co., Ltd. $1,485.1 Dutch Lady Milk Industries Bhd $952.9 Yashili International Holdings Limited $805.8 Ausnutria Dairy Corporation Ltd. $618.5 Synlait Milk Limited $609.7 Maeil Dairies Co., Ltd. $568.7 Synutra International Inc. $466.4 Hochdorf Holding AG $401.1 Nam Yang Dairy Product Co., Ltd. $212.4 Profitability (LTM Adjusted EBITDA to LTM Revenue) Name Value Biostime International Holdings Limited (China) 21.1% Dutch Lady Milk Industries Bhd 20.0% Synutra International Inc. 16.7% Synlait Milk Limited 13.7% Bright Dairy & Food Co., Ltd 10.9% Ausnutria Dairy Corporation Ltd. 9.8% Hochdorf Holding AG 6.3% Morinaga Milk Industry Co., Ltd. 5.8% Nam Yang Dairy Product Co., Ltd. 5.8% Maeil Dairies Co., Ltd. 5.2% Beingmate Baby & Child Food Co., Ltd. 4.5% Beijing Sanyuan Foods Co., Ltd. 2.2% Yashili International Holdings Limited 0.0% Internal Investment (LTM Capital Expenditures to LTM Revenue) Name Value Synutra International Inc. 24.7% Synlait Milk Limited 17.4% Beijing Sanyuan Foods Co., Ltd. 14.1% Yashili International Holdings Limited 14.1% Bright Dairy & Food Co., Ltd 12.0% Ausnutria Dairy Corporation Ltd. 6.4% Beingmate Baby & Child Food Co., Ltd. 6.0% Morinaga Milk Industry Co., Ltd. 4.9% Hochdorf Holding AG 4.3% Maeil Dairies Co., Ltd. 3.5% Nam Yang Dairy Product Co., Ltd. 2.6% Biostime International Holdings Limited (China) 1.7% Dutch Lady Milk Industries Bhd 1.7% Liquidity (Current Ratio as of 9/2/16) Name Value Nam Yang Dairy Product Co., Ltd. 4.6 Beijing Sanyuan Foods Co., Ltd. 3.1 Yashili International Holdings Limited 3.0 Hochdorf Holding AG 2.4 Maeil Dairies Co., Ltd. 2.1 Ausnutria Dairy Corporation Ltd. 1.5 Beingmate Baby & Child Food Co., Ltd. 1.5 Dutch Lady Milk Industries Bhd 1.3 Biostime International Holdings Limited (China) 1.2 Bright Dairy & Food Co., Ltd 1.0 Synutra International Inc. 1.0 Synlait Milk Limited 0.9 Morinaga Milk Industry Co., Ltd. 0.9 Relative Depreciation (LTM Depr. to LTM Adjusted EBITDA) Name Value Beijing Sanyuan Foods Co., Ltd. 125.7% Beingmate Baby & Child Food Co., Ltd. 95.8% Nam Yang Dairy Product Co., Ltd. 56.7% Morinaga Milk Industry Co., Ltd. 50.5% Maeil Dairies Co., Ltd. 45.2% Bright Dairy & Food Co., Ltd 37.5% Hochdorf Holding AG 32.2% Synlait Milk Limited 28.6% Ausnutria Dairy Corporation Ltd. 21.8% Synutra International Inc. 16.0% Biostime International Holdings Limited (China) 11.7% Dutch Lady Milk Industries Bhd 5.2% Yashili International Holdings Limited NMF Leverage1 (Debt to EV as of 9/2/16) Name Value Synutra International Inc. 116.4% Biostime International Holdings Limited (China) 40.1% Morinaga Milk Industry Co., Ltd. 37.2% Synlait Milk Limited 35.0% Maeil Dairies Co., Ltd. 30.2% Ausnutria Dairy Corporation Ltd. 26.1% Hochdorf Holding AG 21.3% Yashili International Holdings Limited 12.3% Bright Dairy & Food Co., Ltd 9.6% Beingmate Baby & Child Food Co., Ltd. 5.8% Beijing Sanyuan Foods Co., Ltd. 3.5% Nam Yang Dairy Product Co., Ltd. 0.0% Dutch Lady Milk Industries Bhd 0.0% 30

Confidential – Preliminary Draft – Subject to Industry Benchmarking (cont.) Further Review Source: Public filings, Bloomberg, Capital IQ, Company management for projected information for the Company Notes: 1. The projected growth figures of Synutra are from Company management; the projected growth figures of other companies are from analyst research reports No company used in this analysis for comparative purposes is identical to the Company EV refers to Enterprise Value LTM refers to the most recently completed 12-month period for which financial information has been made public NMF refers to not meaningful figure NA refers to not available figure Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation & Amortization, which has been adjusted for certain non-recurring items for Ausnutria Dairy Corporation Ltd., Beijing Sanyuan Foods Co., Ltd., Biostime International Holdings Limited (China), Bright Dairy & Food Co., Ltd., Dutch Lady Milk Industries Bhd, Hochdorf Holding AG, Maeil Dairies Co., Ltd., Morinaga Milk Industry Co., Ltd., Yashili International Holdings Limited.. Fiscal year based on each company’s respective fiscal year end, which is December 31 for all companies, except for Synutra (March 31), Morinaga (March 31) and Synlait (July 31) Historical Growth (2-Fiscal Year Revenue) Name Value Hochdorf Holding AG 20.4% Ausnutria Dairy Corporation Ltd. 11.6% Beijing Sanyuan Foods Co., Ltd. 9.6% Bright Dairy & Food Co., Ltd 9.1% Maeil Dairies Co., Ltd. 6.3% Synlait Milk Limited 3.3% Biostime International Holdings Limited (China) 2.8% Dutch Lady Milk Industries Bhd 1.1% Morinaga Milk Industry Co., Ltd. 0.2% Nam Yang Dairy Product Co., Ltd. -0.6% Synutra International Inc. -0.7% Beingmate Baby & Child Food Co., Ltd. -13.9% Yashili International Holdings Limited -15.7% Historical Growth (1-Fiscal Year Revenue) Name Value Hochdorf Holding AG 29.4% Ausnutria Dairy Corporation Ltd. 7.0% Maeil Dairies Co., Ltd. 6.5% Nam Yang Dairy Product Co., Ltd. 5.5% Biostime International Holdings Limited (China) 1.8% Morinaga Milk Industry Co., Ltd. 1.1% Beijing Sanyuan Foods Co., Ltd. 0.3% Dutch Lady Milk Industries Bhd 0.1% Bright Dairy & Food Co., Ltd -6.2% Beingmate Baby & Child Food Co., Ltd. -10.2% Synutra International Inc. -11.8% Yashili International Holdings Limited -22.3% Synlait Milk Limited -25.4% Historical Growth (2-Fiscal Year Adjusted EBITDA) Name Value Nam Yang Dairy Product Co., Ltd. 155.5% Hochdorf Holding AG 30.1% Bright Dairy & Food Co., Ltd 15.5% Morinaga Milk Industry Co., Ltd. 7.4% Synutra International Inc. 6.0% Synlait Milk Limited 3.2% Maeil Dairies Co., Ltd. 2.0% Dutch Lady Milk Industries Bhd 1.5% Ausnutria Dairy Corporation Ltd. -19.7% Biostime International Holdings Limited (China) -30.3% Beingmate Baby & Child Food Co., Ltd. -52.1% Yashili International Holdings Limited -61.6% Beijing Sanyuan Foods Co., Ltd. NMF Historical Growth (1-Fiscal Year Adjusted EBITDA) Name Value Nam Yang Dairy Product Co., Ltd. 306.1% Synlait Milk Limited 107.7% Morinaga Milk Industry Co., Ltd. 34.5% Dutch Lady Milk Industries Bhd 29.0% Hochdorf Holding AG 13.2% Beingmate Baby & Child Food Co., Ltd. 12.2% Bright Dairy & Food Co., Ltd 10.8% Maeil Dairies Co., Ltd. 10.4% Synutra International Inc. -18.5% Ausnutria Dairy Corporation Ltd. -31.2% Biostime International Holdings Limited (China) -45.7% Yashili International Holdings Limited -78.4% Beijing Sanyuan Foods Co., Ltd. NMF Projected Growth (1-Fiscal Year Revenue) Name Value Biostime International Holdings Limited (China) 33.8% Synutra International Inc. 25.1% Synlait Milk Limited 19.3% Yashili International Holdings Limited 9.4% Beijing Sanyuan Foods Co., Ltd. 7.2% Maeil Dairies Co., Ltd. 6.9% Dutch Lady Milk Industries Bhd 5.7% Hochdorf Holding AG 3.5% Nam Yang Dairy Product Co., Ltd. 1.6% Bright Dairy & Food Co., Ltd 1.3% Morinaga Milk Industry Co., Ltd. -2.0% Beingmate Baby & Child Food Co., Ltd. -9.5% Ausnutria Dairy Corporation Ltd. NA Projected Growth (2-Fiscal Year Revenue) Name Value Synutra International Inc. 36.9% Synlait Milk Limited 19.9% Beijing Sanyuan Foods Co., Ltd. 19.9% Biostime International Holdings Limited (China) 16.6% Yashili International Holdings Limited 15.3% Maeil Dairies Co., Ltd. 6.9% Dutch Lady Milk Industries Bhd 5.5% Hochdorf Holding AG 3.4% Bright Dairy & Food Co., Ltd 2.4% Nam Yang Dairy Product Co., Ltd. 1.8% Morinaga Milk Industry Co., Ltd. -0.8% Beingmate Baby & Child Food Co., Ltd. -3.2% Ausnutria Dairy Corporation Ltd. NA Projected Growth (2-Fiscal Year EBITDA) Name Value Beijing Sanyuan Foods Co., Ltd. 69.7% Biostime International Holdings Limited (China) 64.2% Synlait Milk Limited 49.4% Maeil Dairies Co., Ltd. 17.4% Beingmate Baby & Child Food Co., Ltd. 15.8% Hochdorf Holding AG 15.3% Dutch Lady Milk Industries Bhd 10.4% Synutra International Inc. 10.0% Bright Dairy & Food Co., Ltd 8.5% Morinaga Milk Industry Co., Ltd. 6.6% Nam Yang Dairy Product Co., Ltd. 3.8% Yashili International Holdings Limited NMF Ausnutria Dairy Corporation Ltd. NA Projected Growth (1-Fiscal Year EBITDA) Name Value Biostime International Holdings Limited (China) 156.1% Synlait Milk Limited 104.2% Beijing Sanyuan Foods Co., Ltd. 79.1% Maeil Dairies Co., Ltd. 26.9% Dutch Lady Milk Industries Bhd 13.1% Hochdorf Holding AG 12.1% Morinaga Milk Industry Co., Ltd. 8.7% Bright Dairy & Food Co., Ltd 6.2% Synutra International Inc. -0.7% Beingmate Baby & Child Food Co., Ltd. -4.1% Nam Yang Dairy Product Co., Ltd. -4.7% Yashili International Holdings Limited NMF Ausnutria Dairy Corporation Ltd. NA 31

Confidential – Preliminary Draft – Subject to Selected China Going-Private Premia Data Further Review Source: Capital IQ, public filings Notes: 1. As of announcement date or any revised offers received after announcement date 2. VWAP refers to Volume Weighted Average Price 3. 52-Week High prior to going private announcement No transaction used in this analysis for comparative purposes is identical to the Transaction and no company used in this analysis for comparative purposes is identical to the Company Non-binding going-private proposals of 21Vianet Group, Momo Inc. iQiyi and YY Inc. have been withdrawn, so they were not included in the list. 32 01/15/2016 - Synutra International Inc. 5.91 54.3% 28.9% 18.3% 19.2% (3.4%) (5.4%) (27.5%) Price Premium 1-Day Prior 30-Day VWAP2 60-Day VWAP2 90 -Day VWAP2 180-Day VWAP2 52-Week VWAP2 52-Week High3 On-Going Deals 07/11/2016 - Concord Medical Services Holdings Limited $5.19 33.8% 39.8% 30.4% 19.3% 12.0% 42.9% (24.6%) 06/23/2016 - Qunar Cayman Islands Limited 30.39 15.0% ( 4.5%) ( 15.8%) ( 16.4%) ( 28.1%) 7.4% ( 45.7%) 06/23/2016 - Sky-mobi Limited 2.10 19.3% 14.8% 6.2% 4.9% ( 8.4%) 16.2% ( 61.3%) 06/06/2016 - eFuture Holding Inc. 6.32 16.0% 9.0% 5.5% ( 0.0%) ( 38.6%) 10.4% ( 65.6%) 05/20/2016 - Actions Semiconductor Co., Ltd. 2.00 36.1% 36.7% 37.8% 37.9% 24.1% 29.8% 0.5% 04/18/2016 - Autohome Inc. 31.50 ( 2.0%) 10.4% 19.1% 12.9% 4.2% 5.3% ( 44.3%) 02/17/2016 - Jumei International Holding Limited 7.00 19.9% 4.8% ( 10.4%) ( 17.7%) ( 44.5%) 22.3% ( 75.2%) 02/01/2016 - Sinovac Biotech Ltd. 7.00 39.4% 32.1% 30.0% 31.6% 30.6% 32.4% 13.3% 01/19/2016 - Zhaopin Ltd. 17.50 22.0% 17.3% 17.1% 21.5% 17.2% 15.3% ( 0.9%) 12/14/2015 - Trina Solar Limited 11.60 21.5% 17.7% 17.0% 20.6% 9.0% 11.4% ( 13.0%) 08/31/2015 - iKang Healthcare Group, Inc.1 22.50 40.0% 38.6% 26.4% 22.6% 26.6% 25.4% (0.7%) 08/03/2015 - eLong Inc. 18.00 24.1% 20.3% (8.6%) (7.7%) (5.7%) (5.5%) (33.9%) 07/09/2015 - E-Commerce China Dangdang Inc. 6.70 2.9% (27.9%) ( 28.4%) ( 27.6%) ( 31.2%) ( 39.8%) ( 59.2%) 06/29/2015 - Kongzhong Corp. 8.56 21.8% 11.5% 19.7% 27.0% 32.1% 27.3% ( 7.9%) 06/22/2015 - China Information Technology, Inc. 4.43 31.1% 18.1% 12.8% 13.0% 13.4% 8.2% ( 39.7%) 06/19/2015 - AirMedia Group Inc. 6.00 70.5% 10.8% 30.2% 31.3% 46.2% 52.3% ( 22.1%) 06/15/2015 - iDreamSky Technology Limited 14.00 ( 3.8%) 24.5% 39.8% 41.5% 11.7% ( 6.8%) ( 46.1%) 06/10/2015 - Renren Inc. 4.20 2.2% 13.7% 24.6% 29.7% 35.5% 32.5% ( 5.6%) 06/05/2015 - JA Solar Holdings Co., Ltd. 9.69 19.9% 2.6% 1.7% 4.3% 10.2% 5.9% ( 14.3%) 04/27/2015 - China Cord Blood Corporation 6.40 ( 11.4%) 7.6% 11.0% 13.2% 17.5% 21.8% ( 11.6%) 08/19/2013 - Exceed Company Ltd. 1.78 19.5% 24.4% 27.9% 30.4% 30.2% 24.0% ( 6.3%) Mean 20.8% 15.3% 14.0% 13.9% 7.8% 16.1% (26.9%) Median 19.9% 14.8% 17.1% 19.3% 12.0% 16.2% (22.1%) High 70.5% 39.8% 39.8% 41.5% 46.2% 52.3% 13.3% Low (11.4%) (27.9%) (28.4%) (27.6%) (44.5%) (39.8%) (75.2%) Announced Date Closing Date Offer Price1 (US$) Company Name

Confidential – Preliminary Draft – Subject to Selected China Going-Private Premia Data (cont.) Further Review Source: Capital IQ, public filings Notes: 1. As of announcement date or any revised offers received after announcement date 2. VWAP refers to Volume Weighted Average Price 3. 52-Week High prior to going private announcement No transaction used in this analysis for comparative purposes is identical to the Transaction and no company used in this analysis for comparative purposes is identical to the Company n.a. refers to not available figure Price Premium 1-Day Prior 30-Day VWAP2 60-Day VWAP2 90 -Day VWAP2 180-Day VWAP2 52-Week VWAP2 52-Week High3 Closed Deals 06/09/2015 08/12/2016 E-House China Holdings Limited $6.85 2.1% 7.8% 11.8% 9.3% (7.1%) ( 19.0%) ( 45.1%) 07/06/2015 08/03/2016 China Nepstar Chain Drugstore Ltd. 2.62 19.1% ( 0.9%) ( 1.5%) 3.0% 14.8% 15.2% ( 20.6%) 06/17/2015 07/15/2016 Qihoo 360 Technology Co. Ltd. 77.00 16.6% 30.3% 31.6% 39.2% 29.4% 12.0% ( 26.5%) 02/01/2016 07/12/2016 Ku6 Media Co., Ltd. 1.08 54.3% 36.6% 48.3% 50.6% ( 1.7%) 52.7% ( 32.5%) 11/02/2015 06/22/2016 China Ming Yang Wind Power Group Ltd. 2.51 13.1% 19.3% 17.8% 11.2% ( 8.5%) ( 5.5%) ( 34.3%) 06/01/2015 06/22/2016 Taomee Holdings Ltd. 3.77 26.1% 17.3% 20.9% 14.0% 6.4% ( 6.9%) ( 31.8%) 04/20/2015 06/03/2016 Xueda Education Group 5.50 95.0% 86.4% 94.1% 100.2% 89.7% ( 7.7%) ( 2.8%) 03/03/2015 05/13/2016 Jiayuan.com International Ltd. 7.56 62.9% 58.7% 60.6% 52.4% 39.4% 26.8% ( 14.6%) 09/15/2015 04/29/2016 Jinpan International Limited 4.50 24.3% 11.2% 3.6% ( 0.2%) ( 5.0%) ( 17.6%) ( 47.6%) 08/14/2015 04/20/2016 Country Style Cooking Restaurant Chain Co. Ltd. 5.23 18.9% 10.2% 3.0% 0.9% ( 0.3%) ( 4.4%) ( 29.8%) 07/21/2015 04/14/2016 Mecox Lane Limited 4.00 17.6% 11.9% 11.3% 9.3% 10.2% 7.2% ( 14.7%) 06/12/2015 04/08/2016 Bona Film Group Limited 13.70 6.5% 20.4% 28.7% 34.6% 45.5% 55.2% 3.2% 10/16/2015 04/05/2016 Youku Tudou Inc. 27.60 35.1% 53.7% 51.6% 32.0% 31.9% 35.1% ( 12.4%) 06/11/2015 04/01/2016 Homeinns Hotel Group 35.80 18.7% 29.0% 36.4% 36.8% 31.3% 23.9% ( 2.8%) 08/03/2015 03/22/2016 Global-Tech Advanced Innovations 8.85 195.0% 162.9% 150.1% 146.1% 74.2% 73.4% 0.6% 06/04/2015 03/03/2016 Mindray Medical International Limited 28.00 1.9% ( 3.1%) ( 2.3%) ( 2.4%) ( 2.6%) ( 4.2%) ( 17.2%) 06/22/2015 12/18/2015 Vimicro International Corp. 13.50 9.5% 3.4% 9.8% 15.4% 38.8% 50.9% ( 18.1%) 04/30/2015 12/10/2015 WuXi PharmaTech (Cayman) Inc. 46.00 16.5% 18.7% 19.5% 20.5% 23.6% 27.9% 2.2% 01/27/2014 11/19/2015 Shanda Games Limited 7.10 25.7% 47.3% 56.2% 58.7% 61.1% 66.8% 9.2% 04/13/2015 11/17/2015 Sungy Mobile Limited 4.90 8.9% 19.9% 11.0% 4.9% ( 30.2%) ( 51.5%) ( 76.8%) 05/18/2015 08/10/2015 China Mobile Games and Entertainment Group 22.00 7.9% 6.0% 10.6% 14.9% 3.8% 10.1% ( 25.9%) 01/02/2015 07/28/2015 Perfect World Co., Ltd. 20.20 28.2% 21.5% 11.3% 6.5% 5.4% 0.3% ( 23.0%) 05/22/2013 12/02/2014 Le Gaga Holdings Ltd 4.06 21.6% 22.0% 16.6% 15.7% 10.0% 7.7% ( 21.9%) 04/28/2012 11/26/2014 Sino Gas International Holdings, Inc. 1.30 306.3% 297.8% 271.4% 244.4% 258.2% 196.0% 176.6% 03/10/2014 11/18/2014 Montage Technology Group Limited 22.60 31.7% 28.0% 24.4% 25.8% n.a. n.a. n.a. 02/17/2014 09/29/2014 Chindex International Inc. 24.00 39.9% 44.5% 44.9% 45.5% 44.0% 51.9% 24.9% 09/30/2013 09/24/2014 Charm Communications Inc. 4.70 17.2% 14.3% 13.2% 9.2% 5.2% 4.7% ( 21.7%) 06/06/2013 08/29/2014 iSoftStone Holdings Limited 5.70 17.8% 26.4% 25.6% 22.1% 21.1% 17.9% ( 19.6%) 12/24/2013 07/30/2014 Noah Education Holdings Ltd. 2.85 26.7% 21.5% 26.3% 33.5% 50.7% 54.7% 11.3% 11/25/2013 07/18/2014 Giant Interactive Group, Inc. 12.00 18.5% 31.5% 33.7% 37.4% 47.7% 58.2% 5.0% 02/10/2014 07/17/2014 AutoNavi Holdings Limited 21.00 27.0% 38.6% 40.0% 36.1% 46.1% 52.2% ( 0.9%) 09/04/2013 07/09/2014 China Hydroelectric Corporation 3.51 57.4% 62.5% 54.4% 48.0% 60.2% 72.0% 8.0% 10/15/2012 07/03/2014 Yongye International, Inc. 7.10 48.2% 58.3% 74.1% 83.3% 98.4% 86.2% 20.3% 10/12/2012 05/30/2014 Ninetowns Internet Technology Group Company 2.00 85.2% 79.4% 81.9% 73.7% 62.7% 62.7% ( 2.4%) 06/20/2013 04/23/2014 ChinaEdu Corporation 7.00 19.9% 17.9% 13.2% 14.0% 15.7% 18.3% ( 16.3%) 11/02/2012 04/14/2013 Trunkbow International Holdings, Ltd. 1.46 24.8% 48.6% 54.8% 49.3% 6.6% 1.1% ( 39.4%) 05/20/2013 03/27/2014 Pactera Technology International Ltd. 7.30 38.8% 34.5% 19.9% 14.0% 8.1% 2.5% ( 33.0%) 03/12/2013 03/28/2014 Camelot Information Systems Inc. 1.85 23.3% 27.6% 53.7% 51.5% 20.7% ( 20.0%) ( 54.5%) 01/20/2012 01/15/2014 AsiaInfo-Linkage, Inc. 12.00 21.0% 50.8% 43.2% 38.7% ( 0.1%) ( 13.9%) ( 47.6%) Announced Date Closing Date Company Name Offer Price1 (US$) 33

Confidential – Preliminary Draft – Subject to Selected China Going-Private Premia Data (cont.) Further Review Source: Capital IQ, public filings Notes: 1. As of announcement date or any revised offers received after announcement date 2. VWAP refers to Volume Weighted Average Price 3. 52-Week High prior to going private announcement No transaction used in this analysis for comparative purposes is identical to the Transaction and no company used in this analysis for comparative purposes is identical to the Company n.a. refers to not available figure 34 01/15/2016 - Synutra International Inc. 5.91 54.3% 28.9% 18.3% 19.2% ( 3.4%) (5.4%) ( 27.5%) Price Premium 1-Day Prior 30-Day VWAP2 60-Day VWAP2 90 -Day VWAP2 180-Day VWAP2 52-Week VWAP2 52-Week High3 Closed Deals (cont.) 03/11/2013 12/23/2013 Simcere Pharmaceutical Group. $9.66 21.4% 23.1% 22.7% 21.6% 21.3% 18.3% 2.0% 08/13/2012 07/30/2013 LJ International Inc. 2.00 24.2% 21.4% 29.2% 17.6% 4.7% ( 4.1%) ( 31.3%) 09/26/2012 07/05/2013 7 Days Group Holdings Limited 13.80 30.6% 43.2% 45.3% 42.5% 24.3% 15.6% ( 21.1%) 10/03/2012 06/27/2013 Feihe International, Inc. 7.40 21.3% 23.6% 14.9% 22.9% 42.8% 47.9% ( 20.4%) 03/27/2012 06/27/2013 Zhongpin, Inc. 13.50 46.6% 46.5% 38.6% 40.3% 44.7% 24.4% ( 22.0%) 09/12/2012 05/30/2013 3SBio Inc. 16.70 44.1% 45.7% 39.6% 33.8% 33.6% 37.2% 8.9% 08/13/2012 05/23/2013 Focus Media Holding Ltd. 27.50 17.6% 36.6% 33.9% 28.2% 28.2% 26.2% ( 16.5%) 02/15/2013 05/17/2013 China Shenghuo Pharmaceutical Holdings, Inc. 0.16 18.5% 61.5% 42.8% 46.0% ( 33.0%) ( 36.6%) ( 78.1%) 09/07/2012 04/08/2013 Syswin Inc. 2.05 28.1% 45.7% 39.9% 43.5% 112.5% 103.3% ( 12.4%) 07/06/2012 03/28/2013 ShangPharma Corporation 9.00 30.8% 44.8% 34.2% 20.4% 13.0% 4.8% ( 26.5%) 05/09/2012 02/06/2013 China Nuokang Bio-Pharmaceutical Inc. 5.80 56.8% 74.0% 95.9% 102.9% 41.3% 37.3% ( 1.4%) 05/21/2012 12/28/2012 Yucheng Technologies Limited 3.90 26.4% 28.0% 32.4% 42.5% 52.7% 43.5% 0.8% 11/03/2010 12/27/2012 Fushi Copperweld, Inc. 9.50 4.4% 1.6% 8.0% 9.4% ( 2.0%) 0.0% ( 26.6%) 04/02/2012 12/11/2012 Winner Medical Group Inc. 4.50 32.3% 29.2% 40.1% 46.4% 31.7% 12.7% ( 15.1%) 01/09/2012 11/09/2012 Pansoft Company Limited 4.15 106.5% 83.2% 93.2% 79.6% 36.7% 27.4% ( 16.0%) 05/03/2012 11/02/2012 China Mass Media Corp. 5.00 115.5% 133.1% 38.9% ( 3.2%) ( 35.0%) ( 38.2%) ( 80.8%) 02/21/2012 10/31/2012 China TransInfo Technology Corp. 5.80 12.6% 26.6% 40.0% 52.6% 67.7% 47.7% 11.5% 02/24/2012 10/17/2012 Gushan Environmental Energy Limited 1.65 34.1% 28.1% 27.7% 10.0% ( 13.6%) ( 31.8%) ( 66.7%) 01/06/2012 05/15/2012 Jingwei International Limited 2.20 64.2% 66.6% 57.0% 48.2% 8.3% ( 5.7%) ( 46.5%) 10/28/2011 04/20/2012 China Real Estate Information Corporation 5.73 6.1% 20.1% 7.0% ( 5.8%) ( 13.3%) ( 21.8%) ( 46.3%) 11/14/2011 04/17/2012 China GrenTech Corp. Ltd. 3.15 23.0% 34.3% 42.4% 45.7% 18.4% 11.6% ( 14.9%) 10/17/2011 02/14/2012 Shanda Interactive Entertainment Limited 41.35 23.5% 26.6% 25.1% 20.6% 2.3% 2.5% ( 23.7%) 03/07/2011 11/04/2011 China Fire & Security Group, Inc. 9.00 43.8% 52.4% 40.1% 28.1% 12.1% ( 13.5%) ( 45.4%) 10/11/2010 11/03/2011 Harbin Electric, Inc. 24.00 20.2% 36.3% 35.1% 37.7% 24.8% 22.3% ( 7.7%) 01/28/2011 09/16/2011 China Security & Surveillance Technology, Inc. 6.50 33.2% 30.1% 26.1% 21.3% 24.9% 11.9% ( 26.9%) 03/25/2011 08/25/2011 Funtalk China Holdings Limited 7.20 17.1% 34.2% 30.6% 26.7% 2.9% 3.9% ( 17.5%) 11/11/2010 08/19/2011 Chemspec International Limited 8.10 28.2% 29.2% 27.0% 22.8% 10.4% 14.2% ( 10.5%) 06/27/2011 08/11/2011 Tiens Biotech Group (USA), Inc. 1.72 67.0% 44.2% 31.5% 27.6% 21.5% 16.5% ( 13.1%) 04/08/2010 04/15/2011 Tongjitang Chinese Medicines Company 4.50 19.0% 22.3% 21.9% 21.0% 17.9% 18.4% ( 11.8%) Mean 37.4% 40.7% 38.8% 36.1% 27.0% 20.7% ( 17.1%) Median 24.5% 29.6% 32.0% 28.2% 21.1% 15.2% ( 17.5%) High 306.3% 297.8% 271.4% 244.4% 258.2% 196.0% 176.6% Low 1.9% ( 3.1%) ( 2.3%) ( 5.8%) ( 35.0%) ( 51.5%) ( 80.8%) Overall Mean 33.5% 34.7% 32.9% 30.8% 22.4% 19.6% ( 19.5%) Median 23.3% 27.6% 27.9% 25.8% 17.7% 15.4% ( 17.8%) High 306.3% 297.8% 271.4% 244.4% 258.2% 196.0% 176.6% Low ( 11.4%) ( 27.9%) ( 28.4%) ( 27.6%) ( 44.5%) ( 51.5%) ( 80.8%) Announced Date Closing Date Company Name Offer Price1 (US$)

Confidential – Preliminary Draft – Subject to Further Review Price Revision Data for China Going Private Transactions Source: Public filings, Capital IQ No transaction used in this analysis for comparative purposes is identical to the Transaction and no company used in this analysis for comparative purpose is identical to the Company Non-binding going-private proposals of 21Vianet Group, Momo Inc. iQiyi and YY Inc. have been withdrawn, so they were not included in the list. 35 Announcement Date Company Domiciled Location Initial Offer Date Initial Offer Price ($) Final Offer Date Final Offer Price ($) % Change # of Revisions On-Going Deals 07/11/2016 Concord Medical Services Holdings Limited Cayman 07/11/2016 $5.19 07/11/2016 $5.19 0.0% 0 06/23/2016 Qunar Cayman Islands Limited Cayman 06/23/2016 30.39 06/23/2016 30.39 0.0% 0 06/23/2016 Sky-mobi Limited Cayman 06/23/2016 2.10 06/23/2016 2.10 0.0% 0 06/06/2016 eFuture Holding Inc. Cayman 06/06/2016 6.32 06/06/2016 6.32 0.0% 0 05/20/2016 Actions Semiconductor Co., Ltd. Cayman 05/20/2016 2.00 05/20/2016 2.00 0.0% 0 04/18/2016 Autohome Inc. Cayman 04/18/2016 31.50 04/18/2016 31.50 0.0% 0 02/17/2016 Jumei International Holding Limited Cayman 02/17/2016 7.00 02/17/2016 7.00 0.0% 0 02/01/2016 Sinovac Biotech Ltd. Antigua, West Indies 02/01/2016 6.18 02/01/2016 7.00 13.3% 1 01/19/2016 Zhaopin Ltd. Cayman 01/19/2016 17.50 01/19/2016 17.50 0.0% 0 12/14/2015 Trina Solar Limited Cayman 12/14/2015 11.60 12/14/2015 11.60 0.0% 0 08/31/2015 iKang Healthcare Group, Inc.1 Cayman 08/31/2015 17.80 01/06/2016 22.50 26.4% 4 08/03/2015 eLong Inc. Cayman 08/03/2015 18.00 08/03/2015 18.00 0.0% 0 07/09/2015 E-Commerce China Dangdang Inc. Cayman 07/09/2015 7.81 05/31/2016 6.70 (14.2%) 2 06/29/2015 Kongzhong Corp. Cayman 06/29/2015 8.56 06/29/2015 8.56 0.0% 0 06/22/2015 China Information Technology, Inc. BVI 06/22/2015 4.43 06/22/2015 4.43 0.0% 0 06/19/2015 AirMedia Group Inc. Cayman 06/19/2015 6.00 09/30/2015 6.00 0.0% 0 06/15/2015 iDreamSky Technology Limited Cayman 06/15/2015 14.00 06/15/2015 14.00 0.0% 0 06/10/2015 Renren Inc. Cayman 06/10/2015 4.20 06/10/2015 4.20 0.0% 0 06/05/2015 JA Solar Holdings Co., Ltd. Cayman 06/05/2015 9.69 06/05/2015 9.69 0.0% 0 04/27/2015 China Cord Blood Corporation Cayman 04/27/2015 6.40 04/27/2015 6.40 0.0% 0 08/19/2013 Exceed Company Ltd. BVI 08/19/2013 1.72 12/02/2013 1.78 3.5% 1

Confidential – Preliminary Draft – Subject to Further Review Price Revision Data for China Going Private Transactions (cont.) Source: Public filings, Capital IQ No transaction used in this analysis for comparative purposes is identical to the Transaction and no company used in this analysis for comparative purpose is identical to the Company Announcement Date Company Domiciled Location Initial Offer Date Initial Offer Price ($) Final Offer Date Final Offer Price ($) % Change # of Revisions Closed Deals 06/09/2015 E-House China Holdings Limited Cayman 06/09/2015 $7.38 11/03/2015 $6.64 (10.0%) 1 07/06/2015 China Nepstar Chain Drugstore Ltd. Cayman 07/06/2015 2.60 03/16/2016 2.62 0.8% 1 06/17/2015 Qihoo 360 Technology Co. Ltd. Cayman 06/17/2015 77.00 06/17/2015 77.00 0.0% 0 02/01/2016 Ku6 Media Co., Ltd. Cayman 02/01/2016 1.08 02/01/2016 1.08 0.0% 0 11/02/2015 China Ming Yang Wind Pow er Group Ltd. Cayman 11/02/2015 2.51 11/02/2015 2.51 0.0% 0 06/01/2015 Taomee Holdings Ltd. Cayman 06/01/2015 3.59 11/11/2015 3.77 5.0% 1 04/20/2015 Xueda Education Group Cayman 04/20/2015 3.38 07/26/2015 5.50 62.7% 1 03/03/2015 Jiayuan.com International Ltd. Cayman 03/03/2015 5.37 11/05/2015 7.56 40.8% 2 09/15/2015 Jinpan International Limited BVI 09/15/2015 4.50 01/24/2016 6.00 33.3% 1 08/14/2015 Country Style Cooking Restaurant Chain Co. Ltd. Cayman 08/14/2015 5.23 08/14/2015 5.23 0.0% 0 07/21/2015 Mecox Lane Limited Cayman 07/21/2015 4.00 07/21/2015 4.00 0.0% 0 06/12/2015 Bona Film Group Limited Cayman 06/12/2015 13.70 12/15/2015 13.70 0.0% 0 10/16/2015 Youku Tudou Inc. Cayman 10/16/2015 26.60 11/06/2015 27.60 3.8% 1 06/11/2015 Homeinns Hotel Group Cayman 06/11/2015 32.81 12/07/2015 35.80 9.1% 1 08/03/2015 Global-Tech Advanced Innovations BVI 08/03/2015 8.75 12/04/2015 8.85 1.1% 1 06/04/2015 Mindray Medical International Limited Cayman 06/04/2015 30.00 11/04/2015 28.00 (6.7%) 3 06/22/2015 Vimicro International Corp. Cayman 06/22/2015 13.50 09/15/2015 13.50 0.0% 0 04/30/2015 WuXi PharmaTech (Cayman) Inc. Cayman 04/30/2015 46.00 08/14/2015 46.00 0.0% 0 01/27/2014 Shanda Games Limited Cayman 01/27/2014 6.90 11/19/2015 7.10 2.9% 1 04/13/2015 Sungy Mobile Limited Cayman 04/13/2015 4.90 11/18/2015 4.90 0.0% 0 05/18/2015 China Mobile Games and Entertainment Group Cayman 05/18/2015 21.50 06/09/2015 22.00 2.3% 1 01/02/2015 Perfect World Co., Ltd. Cayman 12/31/2014 20.00 04/26/2015 20.20 1.0% 1 05/22/2013 Le Gaga Holdings Ltd Cayman 05/22/2013 4.01 07/30/2014 4.06 1.2% 1 04/28/2012 Sino Gas International Holdings, Inc. Utah 04/28/2012 0.48 03/28/2014 1.30 170.8% 3 03/10/2014 Montage Technology Group Limited Cayman 03/10/2014 21.50 06/11/2014 22.60 5.1% 1 02/17/2014 Chindex International Inc. Delaw are 02/17/2014 19.50 04/21/2014 24.00 23.1% 1 09/30/2013 Charm Communications Inc. Cayman 09/30/2013 4.70 09/30/2013 4.70 0.0% 0 06/06/2013 iSoftStone Holdings Limited Cayman 06/06/2013 5.85 11/04/2013 5.70 (2.6%) 1 12/24/2013 Noah Education Holdings Ltd. Cayman 12/24/2013 2.80 04/02/2014 2.85 1.8% 1 11/25/2013 Giant Interactive Group, Inc. Cayman 11/25/2013 11.75 04/17/2014 12.00 2.1% 1 02/10/2014 AutoNavi Holdings Limited Cayman 02/10/2014 21.00 02/10/2014 21.00 0.0% 0 09/04/2013 China Hydroelectric Corporation Cayman 09/04/2013 2.97 01/13/2014 3.51 18.2% 2 10/15/2012 Yongye International, Inc. Nevada 10/15/2012 6.60 04/09/2014 7.10 7.6% 4 10/12/2012 Ninetow ns Internet Technology Group Company Cayman 10/12/2012 2.00 10/12/2012 2.00 0.0% 0 06/20/2013 ChinaEdu Corporation Cayman 06/20/2013 7.00 06/20/2013 7.00 0.0% 0 11/02/2012 Trunkbow International Holdings, Ltd. Nevada 11/02/2012 1.46 11/02/2012 1.46 0.0% 0 05/20/2013 Pactera Technology International Ltd. Cayman 05/20/2013 7.50 10/28/2013 7.30 (2.7%) 2 03/12/2013 Camelot Information Systems Inc. BVI 03/12/2013 1.85 03/12/2013 1.85 0.0% 0 01/20/2012 AsiaInfo-Linkage, Inc. Delaw are 01/20/2012 12.00 01/20/2012 12.00 0.0% 0 36

Confidential – Preliminary Draft – Subject to Further Review Price Revision Data for China Going Private Transactions (cont.) Source: Public filings, Capital IQ No transaction used in this analysis for comparative purposes is identical to the Transaction and no company used in this analysis for comparative purpose is identical to the Company 37 01/15/2016 Synutra International Inc. Delaware 01/15/2016 5.91 01/15/2016 5.91 0.0% 0 Announcement Date Company Domiciled Location Initial Offer Date Initial Offer Price ($) Final Offer Date Final Offer Price ($) % Change # of Revisions Closed Deals (cont.) 03/11/2013 Simcere Pharmaceutical Group. Cayman 03/11/2013 $9.56 08/28/2013 $9.66 1.0% 1 08/13/2012 LJ International Inc. BVI 08/13/2012 2.00 08/13/2012 2.00 0.0% 0 09/26/2012 7 Days Group Holdings Limited Cayman 09/26/2012 12.70 03/01/2013 13.80 8.7% 1 10/03/2012 Feihe International, Inc. Utah 10/03/2012 7.40 10/03/2012 7.40 0.0% 0 03/27/2012 Zhongpin, Inc. Delaw are 03/27/2012 13.50 03/27/2012 13.50 0.0% 0 09/12/2012 3SBio Inc. Cayman 09/12/2012 15.00 04/23/2014 16.70 11.3% 2 08/13/2012 Focus Media Holding Ltd. Cayman 08/13/2012 27.00 03/25/2013 27.50 1.9% 1 02/15/2013 China Shenghuo Pharmaceutical Holdings, Inc. Delaw are 02/15/2013 0.15 04/16/2013 0.16 6.7% 1 09/07/2012 Sysw in Inc. Cayman 09/07/2012 2.00 12/24/2012 2.05 2.5% 1 07/06/2012 ShangPharma Corporation Cayman 07/06/2012 9.00 07/06/2012 9.00 0.0% 0 05/09/2012 China Nuokang Bio-Pharmaceutical Inc. Cayman 05/09/2012 5.80 05/09/2012 5.80 0.0% 0 05/21/2012 Yucheng Technologies Limited BVI 05/21/2012 3.80 08/13/2012 3.90 2.6% 1 11/03/2010 Fushi Copperw eld, Inc. Nevada 11/03/2010 11.50 12/28/2011 9.50 (17.4%) 2 04/02/2012 Winner Medical Group Inc. Nevada 04/02/2012 4.50 04/02/2012 4.50 0.0% 0 01/09/2012 Pansoft Company Limited BVI 01/09/2012 3.76 05/17/2012 4.15 10.4% 1 05/03/2012 China Mass Media Corp. Cayman 05/03/2012 5.00 05/03/2012 5.00 (0.0%) 0 02/21/2012 China TransInfo Technology Corp. Nevada 02/21/2012 5.65 06/08/2012 5.80 2.7% 1 02/24/2012 Gushan Environmental Energy Limited Cayman 02/24/2012 1.60 09/13/2012 1.65 3.1% 2 01/06/2012 Jingw ei International Limited Nevada 01/06/2012 1.56 02/09/2012 2.20 41.0% 1 10/28/2011 China Real Estate Information Corporation Cayman 10/28/2011 5.73 10/28/2011 5.73 0.0% 0 11/14/2011 China GrenTech Corp. Ltd. Cayman 11/14/2011 3.10 01/12/2012 3.15 1.6% 1 10/17/2011 Shanda Interactive Entertainment Limited Cayman 10/17/2011 41.35 10/17/2011 41.35 0.0% 0 03/07/2011 China Fire & Security Group, Inc. Florida 03/07/2011 9.00 03/07/2011 9.00 0.0% 0 10/11/2010 Harbin Electric, Inc. Nevada 10/11/2010 24.00 10/11/2010 24.00 0.0% 0 01/28/2011 China Security & Surveillance Technology, Inc. Delaw are 01/28/2011 6.50 01/28/2011 6.50 0.0% 0 03/25/2011 Funtalk China Holdings Limited Cayman 03/25/2011 7.10 05/11/2011 7.20 1.4% 1 11/11/2010 Chemspec International Limited Cayman 11/11/2010 8.00 03/09/2011 8.10 1.3% 1 06/27/2011 Tiens Biotech Group (USA), Inc. Delaw are 06/27/2011 1.72 06/27/2011 1.72 0.0% 0 04/08/2010 Tongjitang Chinese Medicines Company Cayman 04/08/2010 4.50 04/08/2010 4.50 0.0% 0 Mean 5.4% 1 Median 0.0% 0 High 170.8% 4 Low (17.4%) 0

Confidential – Preliminary Draft – Subject to Disclaimer Further Review This presentation, and any supplemental information (written or oral) or other documents provided in connection therewith (collectively, the “materials”), are provided solely for the information of the Special Committee (the “Committee”) of the Board of Directors (the “Board”) of Synutra International Inc. (the “Company”) by Houlihan Lokey in connection with the Committee’s consideration of a potential transaction (the “Transaction”) involving the Company. This presentation is incomplete without reference to, and should be considered in conjunction with, any supplemental information provided by and discussions with Houlihan Lokey in connection therewith. Any defined terms used herein shall have the meanings set forth herein, even if such defined terms have been given different meanings elsewhere in the materials. The materials are for discussion purposes only. 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Confidential – Preliminary Draft – Subject to Disclaimer (cont.) Further Review All budgets, projections, estimates, financial analyses, reports and other information with respect to operations (including estimates of potential cost savings and expenses) reflected in the materials have been prepared by management of the relevant party or are derived from such budgets, projections, estimates, financial analyses, reports and other information or from other sources, which involve numerous and significant subjective determinations made by management of the relevant party and/or which such management has reviewed and found reasonable. The budgets, projections and estimates contained in the materials may or may not be achieved and differences between projected results and those actually achieved may be material. Houlihan Lokey has relied upon representations made by management of the Company that such budgets, projections and estimates have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management (or, with respect to information obtained from public sources, represent reasonable estimates), and Houlihan Lokey expresses no opinion with respect to such budgets, projections or estimates or the assumptions on which they are based. The scope of the financial analysis contained herein is based on discussions with the Company (including, without limitation, regarding the methodologies to be utilized), and Houlihan Lokey does not make any representation, express or implied, as to the sufficiency or adequacy of such financial analysis or the scope thereof for any particular purpose. Houlihan Lokey has assumed and relied upon the accuracy and completeness of the financial and other information provided to, discussed with or reviewed by it without (and without assuming responsibility for) independent verification of such information, makes no representation or warranty (express or implied) in respect of the accuracy or completeness of such information and has further relied upon the assurances of the Company and other participants in the Transaction that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. In addition, Houlihan Lokey has relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or any other participant in the Transaction since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Houlihan Lokey that would be material to its analyses, and that the final forms of any draft documents reviewed by Houlihan Lokey will not differ in any material respect from such draft documents. The materials are not an offer to sell or a solicitation of an indication of interest to purchase any security, option, commodity, future, loan or currency. The materials do not constitute a commitment by Houlihan Lokey or any of its affiliates to underwrite, subscribe for or place any securities, to extend or arrange credit, or to provide any other services. In the ordinary course of business, certain of Houlihan Lokey’s affiliates and employees, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, one or more parties that may be involved in the Transaction and their respective affiliates or any currency or commodity that may be involved in the Transaction. Houlihan Lokey provides mergers and acquisitions, restructuring and other advisory and consulting services to clients. Houlihan Lokey’s personnel may make statements or provide advice that is contrary to information contained in the materials. Houlihan Lokey’s or its affiliates’ proprietary interests may conflict with the Company’s interests. Houlihan Lokey may have advised, may seek to advise and may in the future advise one or more participants in the Transaction and/or other companies mentioned in the materials. 39

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